Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group


Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act





I, Julian Sluyters, certify that:

1. I have reviewed this report, filed on behalf Scudder Flag Investors Equity Partners Fund, Inc., on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss.15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




August 2, 2005                       /s/ Julian Sluyters
                                     Julian Sluyters
                                     Chief Executive Officer
                                     Scudder Flag Investors Equity Partners
                                     Fund, Inc.

                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group



Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act





I, Paul Schubert, certify that:

1. I have reviewed this report, filed on behalf of Scudder Flag Investors Equity Partners Fund, Inc., on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



August 2, 2005                        /s/ Paul Schubert
                                      Paul Schubert
                                      Chief Financial Officer
                                      Scudder Flag Investors Equity Partners
                                      Fund, Inc.